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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                               __________________

                                    FORM 8-K
                               __________________

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                    The Securities and Exchange Act of 1934



                                 June 11, 1996
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                        Everest Reinsurance Holdings, Inc.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   Delaware
              ---------------------------------------------------
                 (State or other jurisdiction of incorporation)


                                    1-13816
                    ---------------------------------------
                            (Commission File Number)


                                  22-3263609
                      ------------------------------------
                      (IRS Employer Identification Number)


                                3 Gateway Center
                           Newark, New Jersey  07102
                  -------------------------------------------
                    (Address of principal executive offices)


                                (201) 802-8000
                  ------------------------------------------
                        (Registrant's telephone number)

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ITEM 5.  OTHER EVENTS

          (a) On June 10, 1996, the registrant issued a news release announcing, among other things, that John R. Dunne has become a director of the registrant. A copy of the news release is filed herewith as Exhibit 99.1.

          (b) At the annual general meeting of shareholders held on May 23, 1996, the shareholders approved a proposal to amend the registrant's Certificate of Incorporation to change the registrant's name from Prudential Reinsurance Holdings, Inc. to Everest Reinsurance Holdings, Inc. On May 24, 1996, an amendment to the registrant's Certificate of Incorporation was filed with the Delaware Secretary of State changing the registrant's name.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits
              --------

              Exhibit No.                      Description
              -----------                      -----------

                99.1                      News Release of the registrant,
                                          dated June 10, 1996.


                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              EVEREST REINSURANCE HOLDINGS, INC.


                                      /s/          Janet Burak Melchione
                                      -----------------------------------------
                                      Janet Burak Melchione
                                      Senior Vice President, General Counsel and
                                      Secretary

Dated:  June 11, 1996

                                 EXHIBIT INDEX

Exhibit No.              Description             Page No.
- -----------              -----------             --------

  99.1        Press Release of the registrant,      3
              dated June 10, 1996

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